Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of November 5, 2001


                                        /s/ Jeremy N. Kendall
                                        ----------------------------------------
                                        Jeremy N. Kendall
                                        Chairman, Chief Executive Officer
                                        and Director (Principal Executive
                                        Officer)

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of November 5, 2001


                                        /s/ John D. Taylor
                                        ----------------------------------------
                                        John D. Taylor
                                        President, Chief Operating Officer
                                        and Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, her attorneys and agents to execute on her behalf and in her name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of November 5, 2001


                                        /s/ Steven Bromley
                                        ----------------------------------------
                                        Steven Bromley
                                        Chief Financial Officer

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of November 5, 2001


                                        /s/ Cyril A. Ing
                                        ----------------------------------------
                                        Cyril A. Ing
                                        Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of November 5, 2001


                                        /s/ Joseph Riz
                                        ----------------------------------------
                                        Joseph Riz
                                        Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of November 5, 2001


                                        /s/ Tim Bergqvist
                                        ----------------------------------------
                                        Tim Bergqvist

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of November 5, 2001


                                        /s/ Michael M. Boyd
                                        ----------------------------------------
                                        Michael M. Boyd
                                        Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of November 5, 2001


                                        /s/ James K. Rifenbergh
                                        ----------------------------------------
                                        James K. Rifenbergh
                                        Director and Authorized Representative
                                        in the United States

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of November 5, 2001


                                        /s/ Allan Routh
                                        ----------------------------------------
                                        Allan Routh
                                        Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of November 5, 2001


                                        /s/ Andy Anderson
                                        ----------------------------------------
                                        Andy Anderson
                                        Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of November 5, 2001


                                        /s/ Dennis Anderson
                                        ----------------------------------------
                                        Dennis Anderson
                                        Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, her attorneys and agents to execute on her behalf and in her name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of November 5, 2001


                                        /s/ Katrina Houde
                                        ----------------------------------------
                                        Katrina Houde, Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of November 5, 2001


                                        /s/ Camillo Lisio
                                        ----------------------------------------
                                        Camillo Lisio, Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of November 5, 2001


                                        /s/ Stephen R. Bronfman
                                        ----------------------------------------
                                        Stephen R. Bronfman, Director